UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 24, 2009

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission File Number)	38-1285128 (IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan 48674
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(989) 636-1000

Not applicable
(Former name or former address, if changed since last report.)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Director Resignation

On December 24, 2009, Geoffery E. Merszei tendered his resignation from the Board of Directors of The Dow Chemical Company, effective December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 24, 2009

THE DOW CHEMICAL COMPANY

By: /S/ CHARLES J. KALIL

Name: Charles J. Kalil

Title: Executive Vice President,

General Counsel and

Corporate Secretary